GE INVESTMENTS FUNDS, INC.

Total Return Fund

Supplement Dated February 6, 2009

To the Prospectuses Dated May 1, 2008 and September 15, 2008

At a meeting held on February 4, 2009, the Board of Directors (the “Board”) of GE Investments Funds, Inc. (the “Company”) determined to continue with the implementation of certain proposals relating to the Total Return Fund (the “Fund”) that are intended to improve the management and competitiveness of the Fund, as well as the attractiveness of the Fund for current and prospective investors. These proposals were initially considered and approved by the Board at a meeting held on September 26, 2008, and were subsequently postponed primarily as a result of the turmoil in the financial markets.

The Fund began operations in 1985 and since that time it has not made major changes to its investment strategies and investment policies. The proposals would provide the Fund with additional flexibility to invest in a wide variety of asset classes and market segments (including ones in which it currently may not invest), utilize additional investment techniques and strategies, and revise certain of the original investment restrictions. Other proposals relate to the proposed ability of GE Asset Management Incorporated (“GEAM”), the Fund’s investment adviser, and the Fund, to retain one or more sub-advisers to manage investments in classes of assets for which GEAM does not have the appropriate capability.

Because the adoption of these changes requires the approval of the shareholders of the Fund, the Board has called a special meeting of the shareholders of the Fund (the “Meeting”) at which the shareholders will be asked to consider and approve the following proposals:

(1)	the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

(2)	a new Sub-Advisory Agreement with Urdang Securities Management, Inc. (“Urdang”), whereby Urdang will manage those assets of the Fund allocated by GEAM to be invested in real estate related investments.

(3)	the amendment, elimination or reclassification of certain investment policies of the Fund relating to: illiquid investments; mortgaging, pledging and hypothecating of investments; senior securities; real estate investments; making loans; borrowing; diversification; concentration of investments; and commodities.

(4)	an amendment to the Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and GEAM to increase the advisory fee rate paid by the Fund to GEAM, and to reflect various additional oversight and other responsibilities delegated to GEAM.

(5)	for Class 1 shares, a new Distribution and Service Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and for Class 2 shares, Class 3 shares and Class 4 shares, amendments to the Distribution and Service Plan with respect to their shares.

The Meeting is scheduled to be held on or about April 9, 2009. The Board has established February 4, 2009 (the “Record Date”) as the date on which shareholders of record of the Fund will be entitled to vote on the proposals at the Meeting. Proxy materials describing the proposals in greater detail and seeking shareholder approval will be sent to persons invested in shares of the Fund on the Record Date.

The Board also approved the following proposals that do not require approval by shareholders, but would be implemented only upon approval of Proposal 5 by shareholders. If Proposal 5 above is approved by shareholders at the Meeting, the following changes would take effect as of May 1, 2009.

(1)	With respect to Class 2 shares: (a) a reduction in the Class 2 Distribution and Service Plan fee from 0.25% to 0.05%; and (b) the addition of a Class 2 Investor Service Plan fee of 0.20%. These changes will not result in a net increase in the aggregate distribution and service fees for Class 2 shares.

(2)	With respect to Class 3 shares: (a) a reduction in the Class 3 Distribution and Service Plan fee from 0.30% to 0.25%; and (b) the addition of a Class 3 Investor Service Plan fee of 0.20%. These changes will result in an additional 0.15% increase in the aggregate distribution and service fees for Class 3 shares.

(3)	With respect to Class 4 shares: (a) a reduction in the Class 4 Distribution and Service Plan fee from 0.45% to 0.30%; and (b) the addition of a Class 4 Investor Service Plan fee of 0.20%. These changes will result in an additional 0.05% increase in the aggregate distribution and service fees for Class 4 shares.

Because separate accounts of Genworth Life & Annuity Insurance Company, Genworth Life Insurance Company of New York, Standard Insurance Company and Pacific Life Insurance Company (collectively, the “Insurance Companies”), are the only shareholders of the Fund, owners of variable annuity contracts and variable life insurance contracts (each, a “variable contract”) indirectly invested in the Fund on the Record Date will have the right to instruct the Insurance Companies as to the manner in which shares of the Fund attributable to their variable contracts should be voted. The Insurance Companies will send to owners of variable contracts indirectly invested in the Fund on the Record Date the proxy materials described above, along with voting instruction forms on which variable contract owners will be able to provide voting instructions. Please look for those proxy materials in the coming weeks.

[This supplement should be retained with your prospectus for future reference]

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